Exhibit 10.18

SEVENTH AMENDMENT TO AGREEMENT

This is the seventh amendment to the Research Collaboration and License Agreement between MERCK & CO., INC., a corporation organized and existing under the laws of New Jersey (“MERCK”) and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc. (“Axys”) made as of November 6, 1996 (the “Agreement”).  The purpose of this seventh amendment is to extend the Research Program Term through November 5, 2002, and to [***].

1.             In accordance with the provisions of Section 2.8 and Section 5.2(d) of the Agreement and subject to MERCK’s right to terminate the Research Program and the Agreement in accordance with Section 8.2, the parties agree that the Research Program Term is extended through November 5, 2002, and the parties agree that [***] FTE’s will be required during the period [***], payable at an annual rate of [***] per FTE.

2.             Attachment 2.1 setting forth the Research Program is hereby amended to include the additional work set forth in the attachment to this seventh amendment.

3.             Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998 and the third amendment dated November 18, 1999, the fourth amendment dated March 3, 2000, the fifth amendment dated November 6, 2000, the sixth amendment dated January 5, 2001, and this seventh amendment contain the entire understanding of the parties with respect to their subject matter.  All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second, third, fourth, fifth, sixth and seventh amendments.  All other terms and conditions of the Agreement, as amended, continue in full force and effect.  The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of November 2, 2001.

MERCK & CO., INC.		AXYS PHARMACEUTICAL, INC.

By:	[illegible]	By:	[illegible]
[illegible], Senior Vice President
Merck Research Laboratories

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2.1

RESEARCH PROGRAM

The work outlined below, shall be initiated during [***], and shall be completed by November 5, 2002.

1.	[***]

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2.	[***]

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3.	[***]

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4.	[***]

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5.	[***]

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6.	[***]

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7.	[***]

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8.	[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX A

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[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX B

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[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX C

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[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

APPENDIX D

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.